Exhibit 99.1

News Release

_____________________________________________________________________________________________________

DOUGLAS LAKE MINERALS DEFINES SEVERAL POTENTIAL GOLD TARGETS TO THE EAST OF MAGAMBAZI HILL

Vancouver, British Columbia, August 15, 2011: -- Douglas Lake Minerals Inc. (the "Company" or "Douglas Lake") (OTCBB: DLKM) is pleased to provide an update on the exploration activity on one of the Company's four PL's (PL6743/2010) to the east of Magambazi Hill in the Handeni district of Tanzania.

Douglas Lake recently completed a ground IP (Induced Polarization / Resistivity) and ground magnetic geophysical survey over an approximately 4 square kilometer surveyed grid directly east, south, and north of the Canaco Resources' Magambazi site. The survey was conducted on a North-South grid with lines spaced 100 meters apart. The ground based Dipole-Dipole/Pole Dipole Induced Polarization (IP) as well as Fixed Loop TDEM (Time-Domain Electro-Magnetic induction) and Ground Magnetic Surveys were conducted by Spectral Geophysics, a company with wide experience in Africa, whose previous clients include Barrick Gold in Tanzania, Rio Tinto in Botswana and BHP Billiton on Madagascar. Modeling and interpretation of the geophysical survey data was also performed by Spectral Geophysics.

"The generation of drill targets on our wholly owned property to the east of Magambazi Hill, the second of our currently twelve identified anomalous gold areas, is a significant step forward for Douglas Lake. Our team will continue to exert all our energies to maintain this momentum," says Dr. Reyno Scheepers, President of Exploration and Managing Director of DLM (Tanzania) Ltd.

Extensive chargeability and resistivity anomalies were revealed by the survey data. These geophysical anomalies are considered highly potential drill targets as they coincide with previously defined geochemical anomalies, trench soil data, as well as structural elements coinciding with mineralization as identified in the Handeni area. The combined strike length of the identified anomalous zones is approximately 3 kilometers, of which the longest continuous zone has a strike length of approximately 750 meters. These targets are currently being prioritized for the drilling program and drilling should commence on August 18th, 2011.

"The identification of several potential gold targets to the east of Magambazi Hill is very encouraging indeed. It reaffirms our strategy to focus our efforts in the Handeni area and we are looking forward to the commencement of this part of our drilling program," commented Dr. Boateng, CEO of Douglas Lake Minerals.

Douglas Lake utilizes strict international industry standard QA/QC protocol with respect to sampling and independent laboratory procedures. The planning, execution, and monitoring of the Company's quality control and quality assessment programs are under the supervision of Dr. R. Scheepers, a director of the Company, President of Exploration and Managing Director of Douglas Lake Tanzania and a Qualified Person as defined by Canadian National Instrument 43-101.

For further information please contact:

Douglas Lake Minerals, Inc.
Sam Sangha, Investor Relations
(604) 642-6165

About Douglas Lake

The Company is an emerging mineral exploration company focused on exploring and developing mining opportunities in Tanzania. For more information, go to www.douglaslakeminerals.com.

Safe Harbour Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Forward looking statements are made based on management's beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law. Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the "SEC") (available at www.sec.gov) and with Canadian securities administrators (available at www.sedar.com). Such risks and uncertainties may include, but are not limited to, the risks and uncertainties set forth in the Company's filings with the SEC, such as the ability to obtain additional financing, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law. Although the Company believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations or intentions will prove to be accurate. Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in the Company's periodic reports filed from time-to-time with the SEC. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities of the Company nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Suite 500 - 666 Burrard Street, Vancouver, British Columbia, Canada V6C 3P6 T +1.604.642.6165 • F +1.604.642.6168
www.douglaslakeminerals.com • Trading Symbol: DLKM